Exhibit 99.1
AMENDED AND RESTATED BYLAWS OF
FROZEN FOOD EXPRESS INDUSTRIES, INC.

ARTICLE I

OFFICES

Section 1. REGISTERED OFFICE AND AGENCY. The registered office of the Corporation shall be at such address, and the name of the registered agent at such address,  as set forth in the Articles of Incorporation of the Corporation or as the Board of Directors may from time to time thereafter determine.

Section 2. OTHER OFFICES. The Corporation may have, in addition to its registered office, offices and places of business at such places, both within and without the State of Texas, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS' MEETINGS

Section 1. ANNUAL MEETING. An annual meeting of the Shareholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the Shareholders of the Corporation shall elect Directors as required by these By-Laws and transact such other business as may properly be brought before the meeting.

Section 2. SPECIAL MEETINGS. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation or by these By-Laws, may be called by the Chairman of the Board, the Chief Executive Officer, the Board of Directors, or the holders of not less than one-tenth in number of all the shares entitled to vote at the meetings.

Section 3. PLACE OF MEETINGS. Meetings of Shareholders shall be held at such places, within or without the State of Texas, as may from time to time be fixed by the Board of Directors or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 4. VOTING LIST. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting or any adjournment thereof arranged in alphabetical order, with the address and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting.

Section 5. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of each meeting of the Shareholders and, in case of a special meeting, the purpose or purposes of which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the body, officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Section 6. QUORUM OF SHAREHOLDERS. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at each meeting of Shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. When a quorum is present at any meeting, the vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy shall be the act of the Shareholders' Meeting, unless the vote of a greater number is required by statute, the Articles of Incorporation or these By-Laws, in which case the vote of such greater number shall be requisite to constitute the act of the meeting. The Shareholders present or represented at a duly organized meeting and entitled to vote thereat may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

Section 7. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, except as and to the extent otherwise provided by statute or the Articles of Incorporation. At any meeting of the Shareholders, every Shareholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such Shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken viva voce or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.

Section 8. ACTION WITHOUT MEETING. Any action required by statute to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the Shareholders. Any such signed consent, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

ARTICLE III

BOARD OF DIRECTORS

Section 1. MANAGEMENT OF THE CORPORATION. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the Shareholders.

Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of nine (9) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Except as otherwise provided by statute, the Articles of Incorporation or these By-Laws, any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.  Upon the election or appointment of a Director, such Director shall certify to the Board of Directors whether or not he or she meets the qualifications to be an “Independent Director” as defined in the listing standards of the NASDAQ Stock Market (each, an “Independent Director”), whether or not the Corporation’s shares of common stock are so listed.  If at any point during a Director’s term of office the Director fails to meet such Independent Director qualifications, such Director shall promptly notify the Chairman of the Board of Directors of his or her change of status in writing.

Section 3. CHAIRMAN OF THE BOARD. The Board of Directors will be responsible for electing a  Chairman of the Board from among its members.  Should the Chairman of the Board resign or otherwise vacate his or her position, the Board of Directors will be responsible for selecting a Chairman of the Board from among its members, and the Chief Executive Officer, or in his or her absence the President, shall serve as Chairman of the Board on an interim basis until the Board of Directors shall select a replacement Chairman of the Board. The Chairman of the Board shall preside, when present, at all meetings of the Shareholders and of the Board of Directors. He shall be subject to the provisions of these By-Laws and shall provide general supervision and management of the Board of Directors.  The Chairman of the Board may be an executive officer of the Corporation as determined by the Board of Directors with such duties and responsibilities as the Board of Directors may from time to time designate.

Section 4. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office for the terms described herein. At each election, the persons receiving the greatest number of votes shall be the directors. The Directors will be divided into three classes with as nearly an equal number of Directors as possible in each class. Directors will hold office until the third annual meeting of Shareholders after their election and until their successors are elected and qualified. At each annual meeting of Shareholders, Directors will be elected for the class whose term of office expires at that meeting. If the number of Directors is increased or decreased, each class shall have as close to the same number of Directors as each other class. At no time shall any class have more than one additional Director than any other class.

Section 5. REMOVAL. Directors may be removed only for cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Section 6. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by election at any annual or special meeting of the shareholders called for that purpose or may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected by the shareholders to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A director appointed by the Board of Directors to fill a vacancy may, at the option of the Board, be appointed for (a) a term of office continuing only until the next election of one or more directors by the shareholders or (b) the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Section 7. PLACE OF MEETINGS. Meetings of the Board of Directors, annual, regular or special, may be held either within or without the State of Texas and may be held by conference telephone or similar communications equipment or other suitable electronic communication system, including video conferencing technology or the Internet, or any combination, if the telephone or other equipment or system permits each person participating in the meeting to communicate with all other persons participating in the meeting.

Section 8. ANNUAL MEETINGS. A meeting of the Board of Directors shall be held for the purpose of organization and the transaction of any other business without notice immediately following the annual meeting of Shareholders, and at the same place, unless by unanimous consent of the Directors then serving such time or place shall be changed.

Section 9. REGULAR MEETINGS. Regular meetings of the Board of Directors, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by the Board and communicated to all Directors. Except as otherwise provided by statute, the Articles of Incorporation or these By-Laws, any and all business may be transacted at any regular meeting.

Section 10. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer on twenty four (24) hours' notice to each Director, either personally, by mail, by telegram, by facsimile to a number provided by the Director for the purpose of receiving notice, by electronic mail to an address provided by the Director for the purpose of receiving notice, by posting notice on an electronic message board and sending a message to the Director at the address provided by the Director for the purpose of alerting the Director of such posting, or by communicating to the Director by any other form of electronic transmission consented to by the Director.  Special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of any three (3) of the Directors. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 11. MEETINGS OF THE INDEPENDENT DIRECTORS. The Independent Directors shall meet in executive session outside of the presence of management and non-Independent Directors no less frequently than annually.  Any such meeting may be called by any Independent Director on not less than twenty four (24) hours' notice to each Independent Director, either personally, by mail, by telegram, by facsimile to a number provided by the Director for the purpose of receiving notice, by electronic mail to an address provided by the Director for the purpose of receiving notice, by posting notice on an electronic message board and sending a message to the Director at the address provided by the Director for the purpose of alerting the Director of such posting, or by communicating to the Director by any other form of electronic transmission consented to by the Director.

Section 12. QUORUM AND MANNER OF ACTING. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these By-Laws shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by statute, the Articles of Incorporation or these By-Laws. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Articles of Incorporation or these By-Laws, in which case the act of such greater number shall be requisite to constitute the act of the Board. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting any business may be transacted at the meeting as originally convened.

Section 13. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the Board of Directors or at a meeting of any Committee designated pursuant to Article V, Article VI or Article VII of these By-Laws may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or of such Committee, as the case may be. Any such signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation.

Section 14. DIRECTORS' COMPENSATION. The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as Directors and as members of standing or special committees of the Board. The Board shall also have power in its discretion to provide for and to pay to Directors rendering services to the Corporation not ordinarily rendered by Directors as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 15. PROCEDURE. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the Minute Book of the Corporation.

ARTICLE IV

NOTICES

Section 1. MANNER OF GIVING NOTICE. Whenever, under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, notice is required to be given to any committee member, Director or Shareholder and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given in writing by mail, postage prepaid, addressed to such member, Director or Shareholder at his address as it appears on the records or (in the case of a Shareholder) the stock transfer books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be delivered at the time when the same shall be deposited in the United States mails as aforesaid.

Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given to any committee member, Shareholder or Director of the Corporation under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to giving of such notice.

ARTICLE V

EXECUTIVE COMMITTEE

Section 1. CONSTITUTION AND POWERS. The Board of Directors, by resolution adopted by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present, may designate two or more Directors, one of whom shall be the Chief Executive Officer of the Corporation, to constitute an Executive Committee, which Executive Committee shall have and may exercise, when the Board is not in session, all of the authority and powers of the Board of Directors in the business and affairs of the Corporation, even though such authority and powers be herein provided or directed to be exercised by a designated officer of the Corporation; provided that the foregoing shall not be construed as authorizing action by the Executive Committee with respect to any action which by statute, the Articles of Incorporation or these By-Laws is required to be taken by vote of a specified proportion of the number of Directors fixed by these By-Laws, or any other action required or specified by the Texas Business Corporation Act or other applicable law or by these By-Laws or by the Articles of Incorporation to be taken by the Board of Directors, as such. So far as practicable, members of the Executive Committee shall be appointed by the Board of Directors at its first meeting after each annual meeting of Shareholders and, unless sooner discharged by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present, shall hold office until their respective successors are appointed and qualify or until their earlier respective removals, deaths, resignations, retirements, or disqualifications.

Section 2. MEETINGS. Regular meetings of the Executive Committee, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by affirmative vote of a majority of the whole Executive Committee.  Special meetings may be called by any member of the Executive Committee on not less than twenty-four (24) hours' notice to each member, either personally, by mail, by telegram, by facsimile to a number provided by the Director for the purpose of receiving notice, by electronic mail to an address provided by the Director for the purpose of receiving notice, by posting notice on an electronic message board and sending a message to the Director at the address provided by the Director for the purpose of alerting the Director of such posting, or by communicating to the Director by any other form of electronic transmission consented to by the Director. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Executive Committee need be specified in the notice or waiver of notice of such meeting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee.

Section 3. RECORDS. The Executive Committee shall keep a record of its acts and proceedings and shall report the same, from time to time, to the Board of Directors. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as secretary of the Executive Committee or the Committee may, in its discretion, appoint its own secretary.

Section 4. VACANCIES. Any vacancy in the Executive Committee may be filled by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present.

ARTICLE VI

STANDING COMMITTEES

Section 1. CONSTITUTION AND POWERS. The Board of Directors, by resolution adopted by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present, shall designate that the following committees be established as standing committees to function, in conjunction with the Board of Directors, in the role designated by the rules of that committee’s charter.  The standing committees are; the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

For each standing committee, “the Committee”, The Board of Directors, by resolution adopted by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present, shall designate two or more Directors, each of whom shall be Independent Directors, to constitute the Committee, which the Committee shall have the functions set forth in the Committee Charter approved by a majority of the Board of Directors.

So far as practicable, members of the Committee shall be appointed by the Board of Directors at its first meeting after each annual meeting of Shareholders and, unless sooner discharged by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present, shall hold office until their respective successors are appointed and qualified or until their earlier respective removals, deaths, resignations, retirements, or disqualifications.  Notwithstanding any other provision of these By-Laws, if at any time a director serving on the Committee fails to meet the requirements to be an Independent Director, the Board of Directors shall promptly take all necessary actions to remove such director from the Committee and to appoint another Independent Director to the Committee.

Section 2. MEETINGS. Regular meetings of the Committee, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by affirmative vote of a majority of the whole Committee.  Special meetings may be called by any member of the Committee on not less than twenty-four (24) hours' notice to each member, either personally or by mail or telegram. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Committee need be specified in the notice or waiver of notice of such meeting. A majority of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Committee.

Section 3. RECORDS. The Committee shall keep a record of its acts and proceedings and shall report the same, from time to time, to the Board of Directors. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as secretary of the Executive Committee or the Committee may, in its discretion, appoint its own secretary.

Section 4. VACANCIES. Any vacancy in the Committee may be filled by affirmative vote of a majority of the Directors present at a meeting at which a quorum is present.

ARTICLE VII

OTHER COMMITTEES OF THE BOARD

Section 1. OTHER COMMITTEES. The Board, by resolution adopted by a majority of the Directors present at a meeting at which a quorum is present, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board, replace absent or disqualified members at any meeting of that committee. Any such committee shall have and may exercise all of the authority of the Board; provided however, that no such committee shall have such power or authority with respect to:
(a) amending the Articles of Incorporation, except that a committee may, to the extent provided in the resolution designating that committee or in the Articles of Incorporation and permitted under applicable law, exercise the authority of the Board vested in it in accordance with Article 2.13 of the Texas Business Corporation Act (relating to the establishment of a series of unissued shares of a class of stock);
(b) proposing a reduction of the stated capital of the Corporation in the manner permitted by Article 4.12 of the Texas Business Corporation Act;
(c) approving a plan of merger, share exchange, or conversion of the Corporation;
(d) recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;
(e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;
(f) amending, altering, or repealing the By-Laws of the Corporation or adopting new By-Laws of the Corporation;
(g) filling vacancies in the Board;
(h) filling vacancies in or designating alternate members of any such committee;
(i) filling any directorship to be filled by reason of an increase in the number of directors;
(j) electing or removing officers of the Corporation or members or alternate members of any such committee;
(k) fixing the compensation of any member or alternate members of such committee;
(l) altering or repealing any resolution of the Board that by its terms provides that it shall not be so amendable or repealable; provided, further, that, unless expressly so provided in the resolution of the Board designating such committee or in the Articles of Incorporation, no such committee shall have the power or authority to declare or authorize a dividend or other distribution or to authorize issuance of shares of the Corporation; or
(m) any other matter as to which such power or authority may not be delegated to such committee under applicable law.

Section 2.  Notwithstanding the foregoing, a committee of the Board may also be appointed in accordance with the methods provided in Texas Business Corporation Act, Article 5.14(H)(2).

ARTICLE VIII

OFFICERS, EMPLOYEES AND AGENTS: POWERS AND DUTIES

Section 1. ELECTED OFFICERS. The elected officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, as may be determined from time to time by the Board (and, in the case of each such Vice President, with such descriptive title, if any, as the Board of Directors shall deem appropriate), a Secretary, and a Treasurer. The Chief Executive Officer, if any, or the President, if no Chief Executive Officer has been appointed, shall be appointed as a member of the Board of Directors to the extent not elected by the Shareholders of the Corporation. No other elected officer of the Corporation need be a member of the Board of Directors.

Section 2. ELECTION. So far as is practicable, all elected officers (other than the Code of Business Conduct and Ethics Compliance Officer) shall be elected by the Board of Directors at its first meeting after each annual meeting of Shareholders.

Section 3. APPOINTIVE OFFICERS. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and assistant officers and agents (none of whom need be a member of the Board) as it shall from time to time deem appropriate.

Section 4. TWO OR MORE OFFICES. Any two (2) or more offices may be held by the same person, except that the Secretary shall not be the same person as the Chief Executive Officer or the President and that the Code of Business Conduct and Ethics Compliance Officer may not hold any other office with the Corporation other than as chief legal officer, general counsel or corporate counsel of the Corporation.

Section 5. COMPENSATION. The compensation of all officers of the Corporation shall be fixed from time to time upon recommendation of the compensation committee, if the Corporation then has a compensation committee, otherwise by a majority of independent directors.

Section 6. TERM OF OFFICE; REMOVAL; FILLING OF VACANCIES. Each elected officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office. Each appointive officer shall hold office at the pleasure of the Board of Directors without the necessity of periodic reappointment. Any officer or agent elected or appointed by the Board of Directors may be removed at any time by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent will not of itself create contract rights. If the office of any officer (other than the Code of Business Conduct and Ethics Compliance Officer) becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

Section 7. CHIEF EXECUTIVE OFFICER.  If no Chairman of the Board is elected or serving, the Chief Executive Officer shall perform all duties of the Chairman of the Board on an interim basis until the Board elects a Chairman of the Board from among its members.  The Chief Executive Officer shall be subject to the provisions of these By-Laws, shall have general supervision of the affairs of the Corporation, and shall have general and active control of all of its business.  He and the President of the Corporation shall have general co-equal authority to execute bonds, deeds and contracts in the name of the Corporation and to affix the corporate seal thereto, and to sign stock certificates. He shall have general authority to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require and to fix their compensation, subject to the provisions of these By-Laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the Chief Executve Officer; and in general to exercise all of the powers usually appertaining to the Chief Executive Officer of a Corporation, except as otherwise provided by statute, the Articles of incorporation or any amendment thereto, or these By-Laws.  In the absence or disability of the Chief Executive Officer, his duties shall be performed and his powers may be exercised by the President of the Corporation, or Vice Presidents in order of their seniority, unless otherwise determined by the Chairman of the Board, the Executive Committee, or the Board of Directors.

Section 8. PRESIDENT. The President shall assist the Chief Executive Officer in the execution of the affairs of the Corporation and shall be the chief administrative officer of the Corporation and, subject to the provisions of these By-Laws, and shall have general administrative supervision of the affairs of the Corporation. In the absence of the Chairman of the Board and Chief Executive Officer, or if such officers shall not have been elected or be serving, the President shall preside when present at meetings of the Shareholders and the Board of Directors if he is a member. He shall have general, co-equal authority with the Chief Executive Officer to execute bonds, deeds and contracts in the name of the Corporation and to affix the corporate seal thereto, and to sign stock certificates, and to perform all of the duties and functions and assume all of the responsibilities of the Chief Executive Officer in the absence of the Chief Executive Officer, or if such officer shall not have been elected or be serving. In the absence or disability of the President, his duties shall be performed and his powers may be exercised by the Vice Presidents in order of their seniority, unless otherwise determined by the Chief Executive Officer, Chairman of the Board, the Executive Committee, or the Board of Directors.

Section 9. VICE PRESIDENTS. Each Vice President shall generally assist the Chief Executive Officer and the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Chief Executive Officer, the President, the Executive Committee or the Board of Directors.

Section 10. TREASURER. The Treasurer shall be the chief accounting and financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation. He shall audit all payrolls and vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers of payments by the Corporation and all other documents relating to such payments; shall receive, audit and consolidate all operating and financial statements of the Corporation and its various departments; shall have supervision of the books of account of the Corporation, their arrangement and classification; shall supervise the accounting and auditing practices of the Corporation and shall have charge of all matters relating to taxation. The Treasurer shall have the care and custody of all monies, funds and securities of the Corporation; shall deposit or cause to be deposited all such funds in and with such depositories as the Board of Directors or the Executive Committee shall from time to time direct or as shall be selected in accordance with procedures established by the Board of Directors or the Executive Committee; shall advise upon all terms of credit granted by the Corporation; and shall be responsible for the collection of all its accounts and shall cause to be kept full and accurate accounts of all receipts and disbursements of the Corporation. He shall have the power to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange or other commercial papers payable to the Corporation and to give proper receipts or discharges for all payments to the Corporation. The Treasurer shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. In the absence or disability of the Treasurer, his duties shall be performed and his powers may be exercised by the Assistant Treasurers in the order or their seniority, unless otherwise determined by the Treasurer, the Chief Executive Officer, the President, the Executive Committee or the Board of Directors. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office.

Section 11. ASSISTANT TREASURERS. Each Assistant Treasurer shall generally assist the Treasurer and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Treasurer, the Chief Executive Officer, the President, the Executive Committee or the Board of Directors.

Section 12. SECRETARY. The Secretary shall see that notice is given of all meetings of the Shareholders and special meetings of the Board of Directors and shall keep and attest true records of all proceedings at all meetings of the Shareholders and the Board. He shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed. He shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence or disability of the Secretary, his duties shall be performed and his powers may be exercised by the Assistant Secretaries in the order of their seniority, unless otherwise determined by the Secretary, the Chief Executive Officer, the President, the Executive committee or the Board of Directors.

Section 13. ASSISTANT SECRETARIES. Each Assistant Secretary shall generally assist the Secretary and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Secretary, the Chief Executive Officer, the President, the Executive Committee or the Board of Directors.

Section 14. CODE OF BUSINESS CONDUCT AND ETHICS COMPLIANCE OFFICER. The Code of Business Conduct and Ethics Compliance Officer shall have the responsibilities given to such office in the Code.  The Code of Business Conduct and Ethics Compliance Officer shall be elected by the Nominating and Corporate Governance Committee and shall hold office, without the necessity of periodic reappointment, until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office by the Nominating and Corporate Governance Committee.

Section 15. ADDITIONAL POWERS AND DUTIES. In addition to the foregoing especially enumerated duties, services and powers, the several elected and appointive officers of the Corporation shall perform such other duties and services and exercise such further powers as may be provided by statute, the Articles of Incorporation or these By-Laws or as the Board of Directors or the Executive Committee may from time to time determine or as may be assigned to them by any competent superior officer.

ARTICLE IX

STOCK AND TRANSFER OF STOCK

Section 1. CERTIFICATES REPRESENTING SHARES. The shares of the Corporation may be either certificated shares or uncertificated shares. Each shareholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate representing shares of the Corporation’s stock in such form as may be determined by the Board of Directors and as shall conform to the requirements of the statutes, the Articles of Incorporation and these By-Laws. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of Texas, the holder's name, the number and class of shares which such certificate represents, the par value of such shares or a statement that such shares are without par value, and such other matters as may be required by law. Each certificate shall be signed by the Chief Executive Officer, the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signature of any such officer may be facsimile.

Section 2. LOST CERTIFICATES. The Board of Directors, the Executive Committee, the Chief Executive Officer, the President, or such other officer or officers of the Corporation as the Board of Directors may from time to time designate, in its or his discretion, may direct a new certificate or certificates representing shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, the Executive Committee, the Chief Executive Officer, the President, or any other officer, in its or his discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it or he shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it or he may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

Section 3. TRANSFERS OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. With respect to certificated shares, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, with all required stock transfer tax stamps affixed thereto and canceled or accompanied by sufficient funds to pay such taxes, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate and record the transaction upon its books. With respect to uncertificated shares, such shares shall be transferred on the books of the Corporation upon delivery to the Corporation or the transfer agent of the Corporation of a proper instruction from the holder of such uncertificated shares with such proof of authenticity of signature as the Corporation or its transfer agent may require.

Section 4. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 5. PREEMPTIVE RIGHTS. No Shareholder or other person shall have any preemptive rights whatsoever.

ARTICLE X

MISCELLANEOUS

Section 1. DIVIDENDS. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the statutes and of the Articles of Incorporation, may be declared by the Board of Directors at any annual, regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, or in any combination thereof. The declaration and payment shall be at the discretion of the Board of Directors.

Section 2. RESERVES. There may be created from time to time by resolution of the Board of Directors, out of the earned surplus of the Corporation, such reserve or reserves as the Directors, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 3. SIGNATURE OF NEGOTIABLE INSTRUMENTS. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these By-Laws or in such manner as, from time to time, may be prescribed by resolution (whether general or special) of the Board of Directors or the Executive Committee.

Section 4. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless and until a different fiscal year is fixed by appropriate resolution of the Board of Directors.

Section 5. SEAL. The Corporation's seal shall be in such form as shall be adopted and approved from time to time by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed, imprinted or in any manner reproduced.

Section 6. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than sixty (60) days and in case of a meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

Section 7. SURETY BONDS. Such officers and agents of the Corporation (if any) as the Chief Executive Officer, the President, the Board of Directors, or the Executive Committee may direct, from time to time, shall be bonded for the faithful performance or their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chief Executive Officer, the President, the Board of Directors or the Executive committee may determine. The premiums on such bonds shall be paid by the Corporation, and the bonds so furnished shall be in the custody of the Secretary.

ARTICLE XI

AMENDMENTS

Section 1. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted (a) at any meeting of the Board of Directors at which a quorum is present, provided notice of the proposed alteration, amendment or repeal or adoption be contained in the notice of such meeting, or (b) where permitted by applicable law and the Articles of Incorporation and any amendments thereto, at any meeting of the Shareholders at which a quorum is present or represented by the affirmative vote of the holders of a majority of the shares present or represented by proxy at such meeting and entitled to vote thereat, provided notice of the proposed alteration, amendment or repeal or adoption be contained in the notice of such meeting.

By: /s/Stoney M. Stubbs, Jr.
           Stoney M. Stubbs, Jr.
Chairman of the Board

ATTEST:

By: /s/Leonard W. Bartholomew
           Leonard W. Bartholomew
Secretary

ADOPTED: February 23, 2011